QCR HOLDINGS, INC.

a relationship driven organization®

2012 Financial Presentation

QCR HOLDINGS, INC.

a relationship driven organization®

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of QCR Holdings Inc. (the "Company"). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "seek," "target," "potential," "focus," "may," "could," "should" or similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: (i) the effects of future economic, business and market conditions and changes, domestic and foreign, including seasonality; (ii) governmental monetary and fiscal policies; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations such as the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and their application by the Company's regulators, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages; (iv) changes in accounting policies, rules and practices; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and other interest sensitive assets and liabilities; (vi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (vii) changes in borrowers' credit risks and payment behaviors; (viii) changes in the availability and cost of credit and capital in the financial markets;

QCR Holdings, Inc.

a relationship driven organization®

FORWARD-LOOKING STATEMENTS - Continued

(ix) changes in the prices, values and sales volumes of residential and commercial real estate; (x) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (xi) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xii) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xiii) the effects of war or other conflicts, acts of terrorism or other catastrophic events, including hurricanes, storms, droughts, tornados and flooding, that may affect economic conditions generally and in the Company's markets; (xiv) the failure of assumptions and estimates used in the Company's reviews of its loan portfolio, the review of its credit grading methods by an independent firm and the Company's analysis of its capital position; and (xv) such other matters as discussed in this presentation or identified in the Company's periodic filings with the Securities and Exchange Commission, particularly those matters described under the heading "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2011. You are cautioned not to place undue reliance on forward-looking statements, which reflect the Company's outlook only and speak only as of the date of this presentation or the dates indicated in the statements. The Company assumes no obligation to update or supplement forward-looking statements. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.

This presentation is a summary only. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information contained herein and expressly disclaims any and all liability that may be based on such information, errors therein or omissions therefrom.

This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company. Any offer to sell or solicitation of an offer to purchase securities of the Company will be made only pursuant to such definitive documentation as may be agreed to by the parties.

QCR HOLDINGS, INC.
a relationship driven organization®

NON-GAAP FINANCIAL MEASURES

These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, QCR Holdings, Inc. has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

QCR HOLDINGS, INC.
a relationship driven organization®

Table of Contents

QCR HOLDINGS, INC.
a relationship driven organization®

Corporate Overview

Founded in 1993
Headquartered in Moline, IL

SYMBOL – QCRH

$2.04 Billion in assets

$ 1.31 Billion in deposits

$ 1.21 Billion in loans

10 Facilities
Quad City Bank & Trust (5)
Rockford Bank & Trust (2)
Cedar Rapids Bank & Trust (2)
m2 Lease Funds LLC (1)

Shares Outstanding: 4.85 Million

Ownership:
Company Benefit Plans 11.8%
Institutional & Mutual Funds 12.6%
Insiders 16.1%



QCR HOLDINGS, INC.

a relationship driven organization®

Top 25 MSAs / Iowa and Illinois

MSA	Deposits ($ M)	# of Inst	# of Branches	Total Population	Projected Population Growth[2]	Median Household Income	Projected Median HHI Growth[1]
Chicago-Joliet-Naperville, IL-IN-WI	$292,823.5	255	3,227	9,739,919	1.86%	$65,796	16.57%
Saint Louis, MO-IL	$71,700.4	142	965	2,851,619	1.94	$57,102	12.33
Omaha-Council Bluffs, NE-IA	$21,725.5	74	336	858,393	4.43	$59,323	12.71
Des Moines, IA	$16,160.4	52	225	574,520	9.01	$60,341	12.04
Bloomington-Normal, IL	$12,440.7	29	67	169,259	4.34	$60,946	14.49
Davenport-Moline-Rock Island, IA-IL	$7,296.7	40	161	380,829	0.84	$51,378	14.53
Peoria, IL	$6,510.1	42	164	376,630	0.64	$54,351	15.63
Rockford, IL	$5,222.0	26	106	359,336	4.33	$57,928	14.51
Springfield, IL	$5,117.9	30	98	207,610	0.96	$54,980	14.77
Champaign-Urbana, IL	$4,765.6	37	109	226,238	1.46	$49,172	13.60
Cedar Rapids, IA	$4,687.0	40	107	260,153	4.89	$58,568	11.59
Ottawa-Streator, IL	$3,620.4	34	87	154,197	-0.08	$51,349	14.64
Iowa City, IA	$2,877.4	23	59	154,108	8.57	$51,060	14.30
Sioux City, IA-NE-SD	$2,749.5	33	79	144,026	-0.05	$50,045	14.20
Waterloo-Cedar Falls, IA	$2,652.5	23	69	166,332	1.15	$48,949	14.87
Dubuque, IA	$2,387.6	11	42	94,162	2.71	$49,575	13.73
Quincy, IL-MO	$1,974.7	23	47	77,214	-0.91	$42,226	15.84
Kankakee-Bradley, IL	$1,925.9	18	43	113,887	4.31	$52,809	14.87
Paducah, KY-IL	$1,901.0	16	45	98,492	0.32	$41,331	12.84
Galesburg, IL	$1,839.8	18	35	70,365	-3.42	$44,784	15.18
Decatur, IL	$1,824.6	15	41	108,924	-2.88	$48,641	15.38
Ames, IA	$1,747.8	20	40	89,494	5.65	$50,631	14.83
Cape Girardeau-Jackson, MO-IL	$1,713.7	18	46	94,657	2.65	$43,234	17.29
Sterling, IL	$1,328.5	16	30	59,369	-1.16	$51,286	15.13
Effingham, IL	$1,292.9	11	21	34,451	-0.13	$48,536	14.19
High	**$292,823.5**	**255**	**3,227**	**9,739,919**	**9.01%**	**$65,796**	**17.29%**
Low	**$1,292.9**	**11**	**21**	**34,451**	**-3.42**	**$41,331**	**11.59**
Medium	**$2,877.4**	**26**	**69**	**154,197**	**1.46**	**$51,286**	**14.53**
QCRH Franchise Weighted Average	**$1,218.8**		**9**	**1,000,318**	**2.39%**	**$54,647**	**13.58%**

Note: FDIC deposit data as of June 30, 2011. (1) As of 2010. (2) Projected for the period 2010 – 2015.
Data Source: SNL Financial

Quad City Bank & Trust

Quad City Bank & Trust

John H. Anderson, President & CEO

Assets: $1.16 Billion

Population: 380,829

Market Deposits: $7.3 Billion

Davenport, Moline, Rock Island MSA – located on the Mississippi River

Major Employers

Rock Island Arsenal
Deere & Company
Genesis Health Systems
Trinity Regional Health Systems
Tyson Fresh Meats
Alcoa
Kraft
3M
Excelon

National Rankings – Quad Cities

- The Rock Island Arsenal is the largest government-owned military weapons manufacturing arsenal in the United States.
- Alcoa (Quad Cities) is the world's premier aerospace supply plant – the hub of Alcoa's $3B aerospace business
- Quad Cities cost of living is 3.3% lower than the national cost of living.
- Business operating cost (labor, utilities, and taxes) are 20% below other nearby metro's (Minneapolis and Chicago)
- International Headquarters for Deere & Company

What They're Saying About the Quad Cities

Kiplinger – July 2011: Best Value Cities 2011

Kiplinger reviews 353 U.S. Metropolitan areas for cost of living, median household income, income growth to determine where "best values" exist. The Quad Cities ranks in the top 15% of communities that are touted as offering a vibrant economy, a low cost of living, and plenty of lifestyle amenities.

Cedar Rapids Bank & Trust

Cedar Rapids Bank & Trust

Larry J. Helling, President & CEO

Assets: $581 Million

Population: 260,153

Market Deposits: $4.7 Billion

Cedar Rapids MSA

Major Employers

Rockwell Collins
Aegon USA
St. Lukes Hospital
Mercy Medical Center
Whirlpool Corporation
Kirkwood Community College
Quaker Food and Snacks
Cedar Rapids Community Schools
Amana Refrigeration
MCI

National & State Rankings – Cedar Rapids

- Top 12 Best Cities for High Paying Jobs *(Kiplinger, Jan 2012)*
- 2011 Best Performing Cities *(Milken Institute, Dec 2011)*
- Top 10 Best Value Cities of 2011 *(Kiplinger, Sept 2011)*
- Top 25 Cities Where Homes are Affordable *(CNN Money, Aug 2011)*
- Best Places for Business & Careers *(11 of 200) (Forbes, Jun 2011)*
- Aaa Bond Rating *(Moody's, May 2011)*
- International Headquarters for Rockwell Collins
- U.S. Headquarters for Aegon USA

What They're Saying About Cedar Rapids

Time Magazine – April 2, 2012 Edition: highlights Cedar Rapids and 10 other cities in "Boomtown USA: A look at growing cities and what's fueling their growth." The article points to Cedar Rapids 6% unemployment rate and the job growth that has topped national levels by 7%.

American.com – April 24, 2012 Edition: highlights Cedar Rapids higher educational attainment and manufacturing growth. Cedar Rapids has the highest GDP growth from 2000 to 2010 of any metro area in the Midwest.

QCR HOLDINGS, INC.
a relationship driven organization®

Rockford Bank & Trust

ROCKFORD BANK & TRUST

Thomas D. Budd, President & CEO

Assets: $301 Million

Population: 359,336 *(expected to grow to 552,000 by 2030)*

Market Deposits: $5.2 Billion

Rockford MSA

National & State Rankings – Rockford

- Top 10 in the Most Affordable MSA's in America
- Top 10 in the State of Illinois for academic performance
- Fastest growing metro market in the state of Illinois
- Rockford cost of living about 15% lower than the U.S. average
- Considered Illinois' second largest city

Major Employers

Rockford Public School District
Swedish American Health Systems
Chrysler (Belvidere Assembly Plant)
Rockford Health Systems
Hamilton Sundstrand
Wal-Mart Stores
Rockford Memorial Hospital
OSF St. Anthony Medical Center
Winnebago County
UPS

What They're Saying About Rockford

Carter & Burgess – 2012 Study *(National Site Selection Company)*

"Manufacturers of industrial machinery find the Rockford Area to be an ideal location. Several factors come in to play, including the cities highly skilled work force, the availability of highly specialized existing facilities, and a strong, qualified supplier base. The region's central location (close to Chicago, Milwaukee, etc.) and close proximity to key transportation assets (airports, roads, and rails) are an additional benefit. The Rockford Region maintains a much higher concentration of skilled metal – working employees than the national average."

QCR HOLDINGS, INC.
a relationship driven organization®

Strategic Advantages

- 3 distinct (yet similar) operating charters – able to customize solutions by market
- Managed by local veteran bankers, governed by local Board of Directors, local decisions, local solutions, enhanced market specific knowledge
- 3 charters supported by QCRH Group Operations team that delivers operational services in a centralized and efficient manner
- Credit quality better than peers
- Historic growth better than peers
- Top 5 Deposit market share in Quad Cities and Cedar Rapids
- Top 10 Deposit market share in Rockford
- High touch service delivered locally by knowledgeable advisors
- Opportunities in Correspondent Banking, Wealth Management, m2 Leasing and SBA/USDA lending

QCR Holdings, Inc.
a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise
- Continue to maintain adequate liquidity while better utilizing same
- Continue to improve asset quality
- Deliver the financial successes associated with a "relationship driven organization" Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

QCR Holdings, Inc.

a relationship driven organization®

Summary of Financial Results 2007-2012

	2007	2008	2009	2010	2011	2012*
Net interest income	$34,352	$44,623	$50,662	$49,864	$54,145	$57,438
Non-interest income	13,499	13,931	15,547	15,406	17,462	16,048
Non-interest expense	(35,734)	(42,334)	(46,937)	(48,549)	(50,993)	(51,694)
Pre-tax pre-provision	12,117	16,220	19,272	16,721	20,614	21,792
Provision expense	(2,336)	(9,222)	(16,976)	(7,464)	(6,616)	(3,658)
Income before taxes	9,781	6,998	2,296	9,257	13,998	18,134
Income taxes	(2,893)	(1,735)	(247)	(2,449)	(3,868)	(4,782)
Income from continuing operations	6,888	5,263	2,049	6,808	10,130	13,352
Income (loss) from discontinued operations	(723)	1,734	-	-	-	-
Net income	6,165	6,997	2,049	6,808	10,130	13,352
Less: net income attributable to non controlling interests	388	288	277	221	438	734
Net income attributable to QCR Holdings, Inc.	$5,777	$6,709	$1,772	$6,587	$9,692	$12,618

* Q2 2012 Annualized

QCR HOLDINGS, INC.
a relationship driven organization®

Proxy Peer Comparisons

	QCR Holdings, Inc.	QCBT*	CRBT	RBT	Average	Median
Assets	$2.04 Billion	$1.1 Billion	$581 Million	$301 Million	$2.3 Billion	$2.0 Billion
Total Risk-Based Capital Ratio	13.1%	12.6%	13.3%	15.8%	15.3%	14.8%
TCE	3.9%	N/A	N/A	N/A	7.9%	8.0%
Texas Ratio	23.9%	17.3%	11.6%	32.8%	29.6%	22.3%
NPAs/Assets	1.8%	1.5%	1.1%	4.2%	2.8%	2.1%
ROAA	0.6%	1.0%	0.9%	0.4%	1.1%	1.0%
ROAE	8.5%	10.2%	10.7%	3.9%	11.7%	11.2%
Efficiency	70.5%	59.6%	59.0%	74.2%	62.5%	59.7%
Price/Tangible Book	78.9%	N/A	N/A	N/A	128.5%	135.9%

NOTE: Data as of and for the quarter ended June 30, 2012 for QCR Holdings, Inc. and subsidiaries.
Peer data as of and for the quarter ended March 31, 2012 as Q2 data not yet available. Data at regulatory level.

* Reported as QCBT Consolidated which includes 80% of m2 Lease Funds, LLC

Strategic Issues Impacting Stock Price

- Low Tangible Common Equity Ratio – More Common Shares?
- Lack of liquidity in our stock
- SBLF Capital – After Partial Redemption in Q2 2012, How Will Remaining $29.9 MM Be Redeemed?
- Asset Quality Questions – Have NPA's Peaked?
- "Normalized" Earnings – When and What?
- Where Will Growth Come From?

QCR HOLDINGS, INC.

a relationship driven organization®

QCR Holdings, Inc. Capital Structure June 30, 2012

		DIVIDENDS / INTEREST	
		Annually	**Quarterly**
Preferred F *	$29.9M at 5.00%	$1,493,350	$373,338
Preferred E **	$25.0M at 7.00%	$1,750,000	$437,500
Trust II	$12.4M floating at 3.32% (3ML + 2.85%)	$411,680	$102,920
Trust III	$8.2M floating at 3.32% (3ML + 2.85%)	$272,240	$68,060
Trust IV	$5.2M floating at 2.27% (3ML + 1.80%)	$118,040	$29,510
Trust V	$10.3M floating at 2.02% (3ML + 1.55%)	$208,060	$52,015
Common	4,847,061 shares at $0.04/share	$380,000	*paid semi-annually*
		$4,633,370	**$1,063,343**

SUMMARY		
Total Preferred	$3,243,350	$810,838
Total TruPS	$1,010,020	$252,505
Common	$380,000	$0
	$4,633,370	**$1,063,343**

* This is the preferred stock issued to Treasury as part of SBLF. $38.2M redeemed Series D (or TCPP) which paid a rate of 5.00%. The rate on Series F can be reduced over the next 7 quarters with certain net growth of small business lending. Ultimately, the rate will increase to 9.00% after 18 quarters regardless of loan growth. On June 29, 2012, the Company partially redeemed $10.2M of the originally issued $40.1MM. Assuming 5% rate, the redemption will result in a reduction of preferred dividends by $511K annually

** Convertible to common by holder at per share conversion price of $12.15. Additionally, QCRH can exercise a conversion option on or after June 30, 2013, at the same per share conversion price of $12.15, subject to certain requirements of QCRH common stock price.

QCR HOLDINGS, INC.
a relationship driven organization®

Total Consolidated Assets



IN MILLIONS OF DOLLARS
CAGR 1994-2011 24.11%
CAGR 1994-2007 32.26%
CAGR 2008-2011 7.43%
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11

QCR HOLDINGS, INC.
a relationship driven organization®

Total Consolidated Deposits

IN MILLIONS OF DOLLARS



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11

QCR HOLDINGS, INC.
a relationship driven organization®

A Closer Look: Total Consolidated Deposits (2006-2012)

December 31, 2006
Total $875.5 MM

- **Non Interest Bearing Demand**
  $124.2 MM or 14%
- **Interest Bearing**
  $334.0 MM or 38%
- **CD's**
  $417.3 MM or 48%
  RETAIL: $345.8 MM or 40%
  BROKERED: $71.4 MM or 8%



June 30, 2012
Total $1,315.5 MM

- **Non Interest Bearing Demand**
  $390.8 MM or 30%
- **Interest Bearing**
  $555.8 MM or 42%
- **CD's**
  $368.99 MM or 28%
  RETAIL: $316.4 MM or 24%
  BROKERED: $52.5 MM or 4%



QCR HOLDINGS, INC.
a relationship driven organization®

Loan Portfolio Composition
June 30, 2012

IN MILLIONS OF DOLLARS

TYPE	Dollar Mix	Percent Mix
Commercial & Industrial	$ 350.8	29 %
Non Owner Occupied Commercial Real Estate	340.7	28
Owner Occupied Commercial Real Estate	189.0	16
Residential Real Estate	107.5	9
Direct Financing Leases	98.5	8
Installment and Other Consumer	77.4	6
Commercial Construction/Land Development	46.6	5
	$ 1,210.5	**100 %**

Key Differentiator: Correspondent Banking

- Uniquely positioned due to veteran Correspondent bankers on our team.
- Competitively positioned with software, systems and processes.
- Depth of product offerings:
  - Online Cash Management
  - Loan Participations
  - Safekeeping Services
  - Credit Card Services
  - Image Cash Letter System
  - Bank Stock Financing
  - Trust and Investment Services
  - Fed Funds Lines
- Favorably positioned with market opportunities in Illinois, Iowa and Wisconsin.
- 130 relationships to date with Total Deposits of $166MM at 6/30/12 (non-interest bearing).
- Key competitors exited the market - LaSalle and Bankers Bank of Illinois.
- Total Bank Stock Loans as of 6/30/12 total $28MM, or 3% of total loans/leases.

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: Wealth Management

- As of June 30, 2012: Approximately $1.1 Billion in Trust (and related) accounts and $535 Million in Brokerage (and related) accounts.
- Competitively positioned due to our veteran team of Wealth Management professionals
- Uniquely positioned with software, systems and processes
- Depth of product offerings:

- Financial Planning	- Asset Management
- Trust Services	- Estate Planning
- Brokerage and RIA	- Insurance
- Family Office	- Core Banking and Commercial & Consumer Lending

- Favorably positioned with market opportunities in western Illinois and eastern Iowa – "big banks are going up market"

QCR Holdings, Inc.
a relationship driven organization®

Key Differentiator: SBA - USDA Lending

- SBA Lending in 2011:
  - Quad City Bank & Trust - 4th in the state of Iowa for Iowa banks (dollar volume)
  - Cedar Rapids Bank & Trust - 1st in the state of Iowa for Iowa banks (dollar volume)
  - Rockford Bank & Trust - 10th in the state of Illinois
- USDA Lending in 2011:
  - Cedar Rapids Bank & Trust - 1st in the state of Iowa, 12th in the country

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: m2 Lease Funds, LLC

- 80% Ownership by Quad City Bank & Trust / 20% Ownership by CEO John Engelbrecht
- Acquired August of 2005

	Assets (in millions)	Pre-Tax Earnings
2006	$ 53.0	$ 875,651
2007	$ 68.7	$ 1,421,142
2008	$ 79.7	$ 784,424
2009	$ 90.6	$ 855,679
2010	$ 85.4	$ 852,741
2011	$ 98.8	$ 2,069,470
2012	$ 102.1	$ 3,544,018 *

- Key Niches:
  - Marine Equipment
  - Printing
  - Office Technology
  - Machinery/Machine Tools
  - Telecom
- 2012 New Initiative – Health Care

* Q2 2012 Annualized

QCR HOLDINGS, INC.
a relationship driven organization®

QCR Holdings, Inc.
Stock Trading History



$25.00
$20.00
$15.00
$10.00
$5.00
1/31/03
6/30/03
1/30/04
6/30/04
1/31/05
6/30/05
1/31/06
6/30/06
1/31/07
6/29/07
1/31/08
6/30/08
1/30/09
6/30/09
1/29/10
6/30/10
1/31/11
6/30/11
1/31/12
6/30/12

Trading Summary for QCRH - Sources: NASDAQ Online, IDC All information contained herein is obtained from sources believed to be accurate and reliable, but, because of the possibility of human and mechanical error as well as other factors, ALL INFORMATION IS PROVIDED 'AS IS' WITHOUT WARRANTY OF ANY KIND, AND THE NASDAQ STOCK MARKET, INC. EXPRESSLY DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES OF ANY KIND AND MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, TO ANY PERSON OR ENTITY, AS TO THE ACCURACY, TIMELINESS, COMPLETENESS, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

QCR HOLDINGS, INC.

a relationship driven organization®

Book Value of Common Stock Vs. Market Value

IN MILLIONS OF DOLLARS



$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Book Value
Market Value
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11

Thank You

For Your Time Today!

QCR HOLDINGS, INC.

a relationship driven organization®

Questions

QCR HOLDINGS, INC.

a relationship driven organization®

Appendix

OUR MISSION:

QCR Holdings, Inc. will be the premier provider of financial services to businesses and individuals for whom relationships matter, in markets where we can excel.



QCR Holdings, Inc. Executive Management Team

LEFT TO RIGHT

Larry Helling
Cathie Whiteside
John Engelbrecht
Todd Gipple
Rand Westlund
Doug Hultquist
Jill DeKeyser
Tom Budd
Charlie Bullock
John Anderson
Bill Tank
John Rodriguez
Vic Quinn
John McEvoy

Not Pictured:

Michael Wyffels
Shawna Graham

QCR HOLDINGS, INC.

a relationship driven organization®

QCR HOLDINGS, INC.
a relationship driven organization®

Executive Management Team

DOUGLAS M. HULTQUIST, CPA
President and Chief Executive Officer
35 Years in Banking/Financial Services

TODD A. GIPPLE, CPA
Executive Vice President,
Chief Operating Officer and
Chief Financial Officer
27 Years in Banking/Financial Services

JOHN H. ANDERSON
President and Chief Executive Officer,
Quad City Bank and Trust Company
26 Years in Banking/Financial Services

THOMAS D. BUDD
President and Chief Executive Officer,
Rockford Bank and Trust Company
26 Years in Banking/Financial Services

CHARLES S. BULLOCK
Executive Vice President,
Rockford Bank and Trust Company
41 Years in Banking/Financial Services

JILL A. DEKEYSER
Senior Vice President,
Director of Human Resources
9 Years in Banking/Financial Services

JOHN R. ENGELBRECHT, MBA
President and Chief Executive Officer,
m2 Lease Funds, LLC
38 Years in Banking/Financial Services

SHAWNA M. GRAHAM, CBA, CIA, CISA, CRP, MBA, CCBCO
Senior Vice President,
Director of Risk Management
24 Years in Banking/Financial Services

LARRY J. HELLING
President and Chief Executive Officer, Cedar Rapids Bank and Trust Company Executive Vice President and Chief Lending Officer, QCR Holdings, Inc.
33 Years in Banking/Financial Services

JOHN R. McEVOY, JR.
Executive Vice President,
Chief Operations Officer & Cashier
Quad City Bank and Trust Company
36 Years in Banking/Financial Services

JOHN A. RODRIGUEZ, CCM
Executive Vice President,
Deposit Operations/Information Services 30 Years in Banking/Financial Services

WILLIAM M. TANK, MBA
Executive Vice President,
Chief Credit Officer
34 Years in Banking/Financial Services

M. RANDOLPH WESTLUND, CFA
Executive Vice President,
Chief Investment Officer
25 Years in Banking/Financial Services

CATHIE S. WHITESIDE, MBA
Executive Vice President,
Corporate Strategy and Branding
5 Years in Banking/Financial Services

MICHAEL J. WYFFELS
Senior Vice President,
Chief Technology Officer
23 Years in Banking/Financial Services

QCR HOLDINGS, INC.
a relationship driven organization®

History of QCR Holdings, Inc.

1993 Founded by Mike Bauer and Doug Hultquist

1994 Quad City Bank & Trust* – Currently $1.16 Billion in Assets

2001 Cedar Rapids Bank & Trust* – Currently $581 Million in Assets

2005 Rockford Bank & Trust* – Currently $301 Million in Assets

2005 Quad City Bank & Trust acquires 80% ownership of m2 Lease Funds, LLC – Currently $102 Million in Assets. CAGR of 17% since acquisition.

Assets as of June 30, 2012

* De Novo

QCR Holdings, Inc.

a relationship driven organization®

Peer Analysis Q1 2012

General Information:			Capital and Balance Sheet:						
Institution	Ticker	Assets	Tang. Equity / Assets (%)	TCE / TA (%)	Tier 1 Cmn Ratio (%)	Leverage Ratio (%)	Tier 1 Capital Ratio (%)	Total Capital Ratio (%)	Loans / Deposits (%)
Heartland Financial USA, Inc.	HTLF	4,313	7.84	5.93	7.89	10.33	14.20	16.44	80.81
Great Southern Bancorp, Inc.	GSBC	3,860	8.43	6.93	11.12	8.87	14.99	16.24	70.76
First Busey Corporation	BUSE	3,537	10.76	8.69	12.06	11.45	18.00	19.30	69.65
Enterprise Financial Services Corp	EFSC	3,245	6.45	5.41	7.82	8.75	12.48	13.84	81.08
Lakeland Financial Corporation	LKFN	2,956	9.35	9.35	11.29	10.37	12.55	13.81	89.78
First Financial Corporation	THFF	2,913	10.91	10.91	14.53	11.22	14.53	15.35	81.12
MainSource Financial Group, Inc.	MSFG	2,764	9.41	8.08	11.61	10.45	16.66	17.92	71.85
CoBiz Financial Inc.	COBZ	2,458	9.63	7.29	8.39	12.05	14.93	17.28	88.16
Hills Bancorporation	HBIA	2,103	11.22	11.22	14.74	11.45	14.74	16.00	105.87
S.Y. Bancorp, Inc.	SYBT	2,041	9.37	9.37	11.30	10.71	13.13	14.39	94.55
West Suburban Bancorp, Inc.	WNRP	1,989	8.54	8.54	12.65	8.56	12.65	13.91	55.11
German American Bancorp, Inc.	GABC	1,912	7.91	7.91	11.00	7.78	11.37	14.30	68.94
Bank of Kentucky Financial Corporation	BKYF	1,753	7.78	7.78	9.13	8.51	10.41	13.08	75.78
MidWestOne Financial Group, Inc.	MOFG	1,726	8.70	8.70	11.35	9.62	12.56	13.82	75.84
Horizon Bancorp	HBNC	1,547	7.68	6.87	9.25	9.55	13.28	14.54	93.81
First Mid-Illinois Bancshares, Inc.	FMBH	1,534	7.58	4.67	7.40	9.18	13.85	14.99	68.16
Macatawa Bank Corporation	MCBC	1,503	6.58	4.37	5.77	8.75	11.60	13.66	87.98
Mercantile Bank Corporation	MBWM	1,402	11.92	10.47	10.46	12.71	14.90	16.17	96.18
West Bancorporation, Inc.	WTBA	1,321	9.56	9.56	13.09	11.22	15.18	16.44	87.71
First Business Financial Services, Inc.	FBIZ	1,162	5.72	5.72	7.10	6.23	8.21	13.56	80.45
QCR Holdings, Inc.	**QCRH**	**1,993**	**7.05**	**3.95**	**5.37**	**8.60**	**12.27**	**13.87**	**93.44**
Average:		**2,302**	**8.77**	**7.89**	**10.40**	**9.89**	**13.51**	**15.25**	**81.18**
Median:		**2,015**	**8.62**	**8.00**	**11.06**	**9.98**	**13.57**	**14.77**	**80.95**

Institution	Asset Quality:							Performance:			
	LLR / Loans (%)	NPA / Loans + OREO (%)	Texas Ratio (%)	NPAs / Assets (%)	NCO / Avg. Loans (%)	LLR / NPAs (%)	LLP / NCO (%)	ROAA (%)	ROAE (%)	NIM (%)	Efficiency Ratio (%)
Heartland Financial USA, Inc.	1.49	4.27	30.56	2.66	1.04	34.32	84.74	0.89	10.49	3.99	68.70
Great Southern Bancorp, Inc.	1.91	6.53	45.23	3.80	1.81	28.30	99.20	0.89	9.82	4.90	56.28
First Busey Corporation	2.68	3.26	15.36	1.86	1.95	81.86	48.76	0.83	6.82	3.43	60.11
Enterprise Financial Services Corp	1.85	4.14	37.40	2.85	0.88	43.87	88.16	0.86	12.01	4.14	58.07
Lakeland Financial Corporation	2.37	2.73	18.58	2.06	0.22	86.49	189.93	1.17	12.47	3.45	47.63
First Financial Corporation	0.99	3.39	19.98	2.16	0.67	29.09	66.46	1.37	10.31	4.26	55.67
MainSource Financial Group, Inc.	2.48	4.04	21.68	2.28	1.26	61.11	76.45	0.91	7.69	3.96	69.06
CoBiz Financial Inc.	3.14	4.38	25.67	3.02	0.70	71.12	19.91	1.44	16.48	4.20	74.03
Hills Bancorporation	1.68	1.71	12.09	1.39	0.28	98.44	76.94	1.43	13.16	3.62	49.26
S.Y. Bancorp, Inc.	2.03	2.41	18.54	1.82	0.62	83.83	144.14	1.24	13.77	3.80	54.19
West Suburban Bancorp, Inc.	2.76	10.85	55.78	5.49	1.21	24.93	75.02	0.44	5.09	3.42	80.50
German American Bancorp, Inc.	1.42	1.72	11.70	1.00	0.42	82.48	134.65	1.15	12.99	3.83	55.90
Bank of Kentucky Financial Corporation	1.61	3.36	25.71	2.20	0.79	47.57	107.59	1.04	11.16	3.65	53.63
MidWestOne Financial Group, Inc.	1.75	2.88	23.07	1.72	0.57	59.88	104.87	0.90	9.40	3.68	59.21
Horizon Bancorp	1.94	2.10	15.49	1.36	0.44	92.30	108.11	1.01	11.66	3.78	64.18
First Mid-Illinois Bancshares, Inc.	1.34	1.95	13.10	1.07	0.26	68.72	130.08	0.79	8.57	3.48	63.05
Macatawa Bank Corporation	2.76	13.47	119.11	10.17	0.55	19.27	-113.37	0.60	10.16	3.35	95.58
Mercantile Bank Corporation	2.94	7.15	38.48	5.44	1.43	40.61	29.61	2.52	26.44	3.66	71.07
West Bancorporation, Inc.	1.96	2.54	15.28	1.65	0.11	76.23	5.50	1.14	11.32	3.44	53.68
First Business Financial Services, Inc.	1.74	2.74	28.23	1.96	0.67	63.30	58.76	0.81	14.86	3.30	60.83
QCR Holdings, Inc.	**1.57**	**3.11**	**24.30**	**1.91**	**0.68**	**50.03**	**78.59**	**0.56**	**7.73**	**3.12**	**69.81**
Average:	**2.04**	**4.28**	**29.55**	**2.80**	**0.79**	**59.69**	**76.78**	**1.07**	**11.73**	**3.77**	**62.53**
Median:	**1.93**	**3.31**	**22.38**	**2.11**	**0.67**	**62.21**	**80.84**	**0.96**	**11.24**	**3.67**	**59.66**

Source: SNL Financial, data as of quarter ended 3/31/12. Note: Texas ratio equal to (NPAs + Loans 90 Days Past Due) / (Tangible Equity + Loan Loss Reserves).
NPAs include non-performing loans/leases, restructured loans (excludes restructured leases, if any) and OREO.
Pricing as of 3/31/12

QCR HOLDINGS, INC.

a relationship driven organization®

Peer Credit Analysis Graphs
Non-Performing Assets / Assets

INSTITUTION	TICKER	NPAs / ASSETS %
Peer Group:		
Macatawa Bank Corporation	MCBC	10.17
West Suburban Bancorp, Inc.	WNRP	5.49
Mercantile Bank Corporation	MBWM	5.44
Great Southern Bancorp, Inc.	GSBC	3.80
CoBiz Financial Inc.	COBZ	3.02
Enterprise Financial Services Corp	EFSC	2.85
Heartland Financial USA, Inc.	HTLF	2.66
MainSource Financial Group, Inc.	MSFG	2.28
Bank of Kentucky Financial Corporation	BKYF	2.20
First Financial Corporation	THFF	2.16
Lakeland Financial Corporation	LKFN	2.06
First Business Financial Services, Inc.	FBIZ	1.96
First Busey Corporation	BUSE	1.86
S.Y. Bancorp, Inc.	SYBT	1.82
MidWestOne Financial Group, Inc.	MOFG	1.72
West Bancorporation, Inc.	WTBA	1.65
Hills Bancorporation	HBIA	1.39
Horizon Bancorp	HBNC	1.36
First Mid-Illinois Bancshares, Inc.	FMBH	1.07
German American Bancorp, Inc.	GABC	1.00
AVERAGE:	-	**2.80**
MEDIAN:	-	**2.11**
QCR HOLDINGS, INC.	**QCRH**	**1.91**

Source: SNL Financial 03/31/12

NPAs / TOTAL ASSETS



3.50
3.00
2.50
2.00
1.50
1.00
QCRH
Median
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12

QCR HOLDINGS, INC.

a relationship driven organization®

Charge-Off Analysis

Charge-off Analysis - Cumulative Effect During Credit Cycle

	NCOs 2008-2012Q1 ($000)	Gross Loans 12.31.07 ($000)	NCOs / Loans 12.31.07 (%)	"Peak" Loans 2007-2012Q1 ($000)	NCOs / "Peak" Loans (%)
QCR HOLDINGS, INC. AND SUBSIDIARIES:					
QCR Holdings, Inc.	33,367	1,100,392	3.03%	1,238,185	2.69%
Quad City Bank and Trust Company	15,462	636,711	2.43%	667,303	2.32%
Cedar Rapids Bank and Trust Company	9,908	289,139	3.43%	381,982	2.59%
Rockford Bank and Trust Company	7,594	127,179	5.97%	233,654	3.25%
PROXY PEER GROUP:					
Heartland Financial USA, Inc.	126,487	2,276,582	5.56%	2,543,779	4.97%
Great Southern Bancorp, Inc.	152,970	1,838,854	8.32%	2,165,393	7.06%
First Busey Corporation	405,475	3,030,802	13.38%	3,243,375	12.50%
Enterprise Financial Services Corp	98,780	1,641,432	6.02%	2,197,684	4.49%
Lakeland Financial Corporation	32,999	1,523,720	2.17%	2,233,709	1.48%
First Financial Corporation	35,966	1,440,690	2.50%	1,890,716	1.90%
MainSource Financial Group, Inc.	104,738	1,693,678	6.18%	1,995,148	5.25%
CoBiz Financial Inc.	151,935	1,846,327	8.23%	2,031,253	7.48%
Hills Bancorporation	28,455	1,372,304	2.07%	1,692,066	1.68%
S.Y. Bancorp, Inc.	27,213	1,202,208	2.26%	1,545,175	1.76%
West Suburban Bancorp, Inc.	47,969	1,235,548	3.88%	1,247,411	3.85%
German American Bancorp, Inc.	12,733	867,721	1.47%	1,120,993	1.14%
Bank of Kentucky Financial Corporation	35,868	949,714	3.78%	1,154,984	3.11%
MidWestOne Financial Group, Inc.	29,953	401,554	7.46%	1,103,404	2.71%
Horizon Bancorp	28,945	888,852	3.26%	988,553	2.93%
First Mid-Illinois Bancshares, Inc.	9,431	746,187	1.26%	859,028	1.10%
Macatawa Bank Corporation	129,906	1,750,632	7.42%	1,774,063	7.32%
Mercantile Bank Corporation	113,771	1,797,954	6.33%	1,855,768	6.13%
West Bancorporation, Inc.	39,984	983,565	4.07%	1,100,735	3.63%
First Business Financial Services, Inc.	19,724	781,487	2.52%	877,206	2.25%
Peer Median	**37,975**	**1,406,497**	**3.97%**	**1,733,065**	**3.37%**
Peer Average	**81,665**	**1,413,491**	**4.91%**	**1,681,022**	**4.14%**

Source: SNL Financial. Data as of 03/31/12

QCR HOLDINGS, INC.
a relationship driven organization®

QCR Holdings, Inc. Peer Credit Quality

NCOs / Average Loans



2.00
1.50
1.00
0.50
0.00
QCRH
Median
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12

Provision Expense / NCOs



500
375
250
125
0
QCRH
Median
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12

Texas Ratio



50
40
30
20
10
QCRH
Median
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12

Source: SNL Financial 03/31/12

QCR HOLDINGS, INC.

a relationship driven organization®

QCR Holdings, Inc.
Consolidated Securities Portfolio

Snapshot – As of 12.31.11

Par Value (000s)	551,617
Book Value (000s)	556,419
Market Value (000s)	563,977
Unrealized Gain/Loss (000s)	7,558
Aggregate Gains (000s)	7,670
Aggregate Losses (000s)	(112)
Gain/Loss as Percent of Book Value	1.4%
Yield (Projected Speeds)	2.43%
Yield (1 month CPR)	2.45%
Average life (Projected Speeds)	1.9
Percent in Amortizing Securities	19%
Duration	1.8
Percent AFS	100%

Sector Review – As of 12.31.11

				PROJECTED	
	Book Value	% Total	Gain/Loss	Book Yield	Reprice Term
Agency (Fixed)	425,942	77%	2,370	2.08	1.3
CMO (Fixed)	52,854	9%	1,815	2.87	3.7
Corporate (Fixed)	926	0%	(2)	8.28	7.0
Corporate (Float)	240	0%	(42)	2.57	0.2
MBS (Fixed)	52,520	9%	1,666	3.06	3.9
Municipal – Tax Exempt	23,440	4%	1,717	6.02	4.0
Municipal – Taxable	497	0%	35	5.45	6.1
TOTAL	**556,419**	**100%**	**7,558**	**2.43**	**1.9**

Snapshot – As of 6.30.12

Par Value (000s)	621,272
Book Value (000s)	630,014
Market Value (000s)	637,001
Unrealized Gain/Loss (000s)	6,987
Aggregate Gains (000s)	7,751
Aggregate Losses (000s)	(765)
Gain/Loss as Percent of Book Value	1.1%
Yield (Projected Speeds)	2.57%
Yield (1 month CPR)	2.46%
Average life (Projected Speeds)	3.0
Percent in Amortizing Securities	26%
Duration	2.7
Percent AFS	100%

Sector Review – As of 6.30.12

				PROJECTED	
	Book Value	% Total	Gain/Loss	Book Yield	Reprice Term
Agency (Fixed)	387,294	61%	2,185	1.97	1.5
CMO (Fixed)	54,834	9%	1,500	2.85	3.7
Corporate (Fixed)	406	0%	16	9.03	7.1
Corporate (Float)	240	0%	(40)	2.17	0.2
MBS (Fixed)	107,582	17%	1,911	2.92	4.9
Municipal – Tax Exempt	79,161	13%	1,368	4.80	7.7
Municipal – Taxable	497	0%	46	5.45	5.6
TOTAL	**630,014**	**100%**	**6,987**	**2.57**	**3.0**

Source: QCRH 12.31.11 and 03.31.11 FTN Financial Report